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                                                                   EXHIBIT 23.01
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 25, 2002 included in Flextronics International Ltd.'s Form 10-K for the year ended March 31, 2002 and to all references to our Firm included in this registration statement.

/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP

San Jose, California

June 3, 2002